Exhibit 10.13

End User License Agreement

NOTICE TO USER: PLEASE READ THIS CONTRACT CAREFULLY. BY USING ALL OR ANY PORTION OF THE SOFTWARE YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT, INCLUDING, IN PARTICULAR THE LIMITATIONS ON: USE CONTAINED IN SECTION 2; TRANSFERABILITY IN SECTION 6; WARRANTY IN SECTION 8 AND 9; AND LIABILITY IN SECTION 10. YOU AGREE THAT THIS AGREEMENT IS ENFORCEABLE LIKE ANY WRITTEN NEGOTIATED AGREEMENT SIGNED BY YOU. IF YOU DO NOT AGREE, DO NOT USE THIS SOFTWARE.

1. Definitions. "Software" means (a) all of the contents of the files or other media with which this Agreement is provided, including but not limited to (i) Enigma Software Group Inc. or third party computer information or software; (ii) digital images, stock photographs, clip art, sounds or other artistic works ("Stock Files"); (iii) related explanatory written materials or files ("Documentation"); and (iv) fonts; and (b) upgrades, modified versions, updates, additions, and copies of the Software, if any, licensed to you by Enigma Software Group Inc. (collectively, "Updates"). "Use" or "Using" means to access, install, download, copy or otherwise benefit from using the functionality of the Software in accordance with the Documentation. "Permitted Number" means one (1) unless otherwise indicated under a valid license (e.g. volume license) granted by Enigma Software Group Inc. "Computer" means an electronic device that accepts information in digital or similar form and manipulates it for a specific result based on a sequence of instructions. "Enigma Software Group Inc." means Enigma Software Group Incorporated, a Delaware corporation, 2 Stamford Landing, Suite 100, Stamford, CT 06902.

2. Software License. As long as you comply with the terms of this End User License Agreement (the "Agreement"), Enigma Software Group Inc. grants to you a non-exclusive license to use the Software for the purposes described in the Documentation.
2.1. General Use. You may install and use a copy of the Software on your compatible computer, up to the Permitted Number of computers; or
2.2. Server Use. You may install one copy of the Software on your computer file server for the purpose of downloading and installing the Software onto other computers within your internal network up to the Permitted Number or you may install one copy of the Software on a computer file server within your internal network for the sole and exclusive purpose of using the Software through commands, data or instructions (e.g. scripts) from another computer on your internal network, provided that the total number of users that access or use the Software on such computer file server, does not exceed the Permitted Number. No other network use is permitted, including but not limited to, using the Software either directly or through commands, data or instructions from or to a computer not part of your internal network, for internet or web hosting services or by any user not licensed to use this copy of the Software through a valid license from Enigma Software Group Inc.; and
2.3. Backup Copy. You may make one backup copy of the Software, provided your backup copy is not installed or used on any computer. You may not transfer the rights to a backup copy unless you transfer all rights in the Software as provided under Section 6."
2.4. Home Use. You, as the primary user of the computer on which the Software is installed, may also install the Software on one of your home computers. However, the Software may not be used on your home computer at the same time the Software on the primary computer is being used.
2.5. Verification of License. Section 2.5 applies to the SpyHunter Free Scanner only. If you push the UPGRADE button on the free scanner it will send us the username and password that you have entered into SpyHunter along with the SpyHunter version number, and a unique randomly generated number. The username and password are used only to check for a valid registration. The SpyHunter version number is used only to determine which update to transmit. For this reason we also check the version number when you push the UPDATE button. The randomly generated number is used only to prevent caching of the SpyHunter upgrade installation file. None of this information is shared with any third parties.

2.6 Anti Piracy. Section 2.6 applies to the Full Version of SpyHunter only which applies to users who have paid for a license. When updating our program through the UPDATE button on the user interface, your system will send to us a unique randomly generated ID number, Spyhunter Version number, and the username and password that you have entered when registering SpyHunter We check this number against your registration information to verify that your license is valid for purposes of the update. This number is not used for any purpose other than validating your license, and the information is not shared with any third parties.
2.7 Diagnostic Reporting. Section 2.7 applies to SpyHunter Free Scanner only. If you push the START SCAN button or Select > Scan All from dropdown menu, your system scan will be transmitted to Enigma Software Group for diagnostic purposes. We collect this information strictly for the purposes of diagnosing new Spyware threats.

3. Renewals - When you purchase Spyhunter, your account will configured for automatic billing. If you choose not to utilize our automatic billing option, you can change this option only by opening a ticket with technical support and requesting to remove the automatic billing option. You may do this from the webpage http://www.enigmasoftware.com/support/. If you cancel automatic billing, we will not bill you for continued service when your account expires and it will be your responsibility to renew your account if you desire continued service. If you remain on automatic billing, your account will automatically renew at the end of your subscription and your credit card will be billed accordingly.

4. Content Updates. Certain Software utilize content that is updated from time to time (including but not limited to the following Software: antispyware software utilize updated definitions; content filtering software utilize updated URL lists; some firewall software utilize updated firewall rules; these updates are collectively referred to as "Content Updates"). You shall have the right to obtain Content Updates for a period of 6 months, except for those Content Updates that Enigma Software Group, Inc. elects to make available by separate paid subscription. Enigma Software Group, Inc. reserves the right to designate specified Content Updates as requiring purchase of a separate subscription at any time and without notice to you. This License does not otherwise permit Licensee to obtain and use Content Updates.

5. Intellectual Property Rights. The Software and any copies that you are authorized by Enigma Software Group Inc. to make are the intellectual property of and are owned by Enigma Software Group Inc. and its suppliers. The structure, organization and code of the Software are the valuable trade secrets and confidential information of Enigma Software Group Inc. and its suppliers. The Software is protected by copyright, including without limitation by United States Copyright Law, international treaty provisions and applicable laws in the country in which it is being used. You may not copy the Software, except as set forth in Section 2 ("Software License"). Any copies that you are permitted to make pursuant to this Agreement must contain the same copyright and other proprietary notices that appear on or in the Software. You agree not to modify, adapt or translate the Software. You also agree not to reverse engineer, decompile, disassemble or otherwise attempt to discover the source code of the Software except to the extent you may be expressly permitted to decompile under applicable law, it is essential to do so in order to achieve operability of the Software with another software program, and you have first requested Enigma Software Group Inc. to provide the information necessary to achieve such operability and Enigma Software Group Inc. has not made such information available. Enigma Software Group Inc. has the right to impose reasonable conditions and to request a reasonable fee before providing such information. Any information supplied by Enigma Software Group Inc. or obtained by you, as permitted hereunder, may only be used by you for the purpose described herein and may not be disclosed to any third party or used to create any software which is substantially similar to the expression of the Software. Requests for information should be directed to the Enigma Software Group Inc. Customer Support Department. Trade names and or Trademarks ("hereafter Trademarks") shall be used in accordance with accepted trademark practice, including identification of trademarks owners' names. Trademarks can only be used to identify printed output produced by the Software and such use of any trademark does not give you any rights of ownership in that trademark. Except as expressly stated above, this Agreement does not grant you any intellectual property rights in the Software.

6. Transfer. You may not rent, lease, sublicense or authorize all or any portion of the Software to be copied onto another users computer except as may be expressly permitted herein. You may, however, transfer all your rights to use the Software to another person or legal entity provided that: (a) you also transfer each this Agreement, the Software and all other software or hardware bundled or pre-installed with the Software, including all copies, Updates and prior versions, to such person or entity; (b) you retain no copies, including backups and copies stored on a computer; and (c) the receiving party accepts the terms and conditions of this Agreement and any other terms and conditions upon which you legally purchased a license to the Software. Notwithstanding the foregoing, you may not transfer education, pre-release, or not for resale copies of the Software.

7. Multiple Environment Software / Multiple Language Software / Multiple Copies / Bundles / Updates. If the Software supports multiple platforms or languages, if you receive the Software on multiple media, if you otherwise receive multiple copies of the Software, or if you received the Software bundled with other software, the total number of your computers on which all versions of the Software are installed may not exceed the Permitted Number. You may not rent, lease, sublicense, lend or transfer any versions or copies of the Software you do not use. If the Software is an Update to a previous version of the Software, you must possess a valid license to such previous version in order to use the Update. You may continue to use the previous version of the Software on your computer after you receive the Update to assist you in the transition to the Update, provided that: the Update and the previous version are installed on the same computer; the previous version or copies thereof are not transferred to another party or computer unless all copies of the Update are also transferred to such party or computer; and you acknowledge that any obligation Enigma Software Group Inc. may have to support the previous version of the Software may be ended upon availability of the Update.

8. LIMITED WARRANTY. Enigma Software Group Inc. warrants to the person or entity that first purchases a license for the Software for use pursuant to the terms of this license, that the Software will perform substantially in accordance with the Documentation for the ninety (90) day period following receipt of the Software when used on the recommended hardware configuration. Non-substantial variations of performance from the Documentation does not establish a warranty right. THIS LIMITED WARRANTY DOES NOT APPLY TO UPDATES, PRE-RELEASE, TRYOUT, PRODUCT SAMPLER, OR NOT FOR RESALE (NFR) COPIES OF SOFTWARE. Further instructions on the procedures and policies to make a warranty claim are explained in our refund policy which is Item 14. of this agreement. Your exclusive remedy shall be limited to either, at Enigma Software Group Inc.'s option, the replacement of the Software or the refund of the license fee you paid for the Software. THE LIMITED WARRANTY SET FORTH IN THIS SECTION GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE ADDITIONAL RIGHTS WHICH VARY FROM JURISDICTION TO JURISDICTION. For further warranty information, please see the jurisdiction specific information at the end of this Agreement, if any, or contact Enigma Software Group Inc.'s Customer Support Department.

9. DISCLAIMER. THE FOREGOING LIMITED WARRANTY STATES THE SOLE AND EXCLUSIVE REMEDIES FOR ENIGMA SOFTWARE GROUP INC.'S OR ITS SUPPLIER'S BREACH OF WARRANTY. ENIGMA SOFTWARE GROUP INC. AND ITS SUPPLIERS DO NOT AND CANNOT WARRANT THE PERFORMANCE OR RESULTS YOU MAY OBTAIN BY USING THE SOFTWARE. EXCEPT FOR THE FOREGOING LIMITED WARRANTY, AND FOR ANY WARRANTY, CONDITION, REPRESENTATION OR TERM TO THE EXTENT TO WHICH THE SAME CANNOT OR MAY NOT BE EXCLUDED OR LIMITED BY LAW APPLICABLE TO YOU IN YOUR JURISDICTION, ENIGMA SOFTWARE GROUP INC. AND ITS SUPPLIERS MAKE NO WARRANTIES, CONDITIONS, REPRESENTATIONS OR TERMS, EXPRESS OR IMPLIED, WHETHER BY STATUTE, COMMON LAW, CUSTOM, USAGE OR OTHERWISE AS TO ANY OTHER MATTERS, INCLUDING BUT NOT LIMITED TO NON-INFRINGEMENT OF THIRD PARTY RIGHTS, INTEGRATION, SATISFACTORY QUALITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

10. LIMITATION OF LIABILITY. IN NO EVENT WILL ENIGMA SOFTWARE GROUP INC. OR ITS SUPPLIERS BE LIABLE TO YOU FOR ANY DAMAGES, CLAIMS OR COSTS WHATSOEVER OR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL DAMAGES, OR ANY LOST PROFITS OR LOST SAVINGS, EVEN IF AN ENIGMA SOFTWARE GROUP INC. REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS, DAMAGES, CLAIMS OR COSTS OR FOR ANY CLAIM BY ANY THIRD PARTY. THE FOREGOING LIMITATIONS AND EXCLUSIONS APPLY TO THE EXTENT PERMITTED BY APPLICABLE LAW IN YOUR JURISDICTION. ENIGMA SOFTWARE GROUP INC.'S AGGREGATE LIABILITY AND THAT OF ITS SUPPLIERS UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT PAID FOR THE SOFTWARE, IF ANY. Nothing contained in this Agreement limits Enigma Software Group Inc.'s liability to you in the event of death or personal injury resulting from Enigma Software Group Inc.'s negligence or for the tort of deceit (fraud). Enigma Software Group Inc. is acting on behalf of its suppliers for the purpose of disclaiming, excluding and/or limiting obligations, warranties and liability as provided in this Agreement, but in no other respects and for no other purpose. For further information, please see the jurisdiction specific information at the end of this Agreement, if any, or contact Enigma Software Group Inc.'s Customer Support Department.

11. Export Rules. You agree that the Software will not be shipped, transferred or exported into any country or used in any manner prohibited by the United States Export Administration Act or any other export laws, restrictions or regulations (collectively the "Export Laws"). In addition, if the Software is identified as export controlled items under the Export Laws, you represent and warrant that you are not a citizen, or otherwise located within, an embargoed nation (including without limitation Iran, Iraq, Syria, Sudan, Libya, Cuba, North Korea, and Serbia) and that you are not otherwise prohibited under the Export Laws from receiving the Software. All rights to use the Software are granted on condition that such rights are forfeited if you fail to comply with the terms of this Agreement.

12. Governing Law. This Agreement will be governed by and construed in accordance with the substantive laws in force in the State of Connecticut. The respective courts of Connecticut shall each have non-exclusive jurisdiction over all disputes relating to this Agreement. This Agreement will not be governed by the conflict of law rules of any jurisdiction or the United Nations Convention on Contracts for the International Sale of Goods, the application of which is expressly excluded.

13. General Provisions. If any part of this Agreement is found void and unenforceable, it will not affect the validity of the balance of the Agreement, which shall remain valid and enforceable according to its terms. This Agreement shall not prejudice the statutory rights of any party dealing as a consumer. This Agreement may only be modified by a writing signed by an authorized officer of Enigma Software Group Inc. Updates may be licensed to you by Enigma Software Group Inc. with additional or different terms. This is the entire agreement between Enigma Software Group Inc. and you relating to the Software and it supersedes any prior representations, discussions, undertakings, communications or advertising relating to the Software.

14. Notice to U.S. Government End Users. The Software and Documentation are "Commercial Items," as that term is defined at 48 C.F.R. §2.101, consisting of "Commercial Computer Software" and "Commercial Computer Software Documentation," as such terms are used in 48 C.F.R. §12.212 or 48 C.F.R. §227.7202, as applicable. Consistent with 48 C.F.R. §12.212 or 48 C.F.R. §§227.7202-1 through 227.7202-4, as applicable, the Commercial Computer Software and Commercial Computer Software Documentation are being licensed to U.S. Government end users (a) only as Commercial Items and (b) with only those rights as are granted to all other end users pursuant to the terms and conditions herein. Unpublished-rights reserved under the copyright laws of the United States. Enigma Software Group Incorporated, 2 Stamford Landing, Suite 100, Stamford, CT 06902, USA. For U.S. Government End Users, Enigma Software Group Inc. agrees to comply with all applicable equal opportunity laws including, if appropriate, the provisions of Executive Order 11246, as amended, Section 402 of the Vietnam Era Veterans Readjustment Assistance Act of 1974 (38 USC 4212), and Section 503 of the Rehabilitation Act of 1973, as amended, and the regulations at 41 CFR Parts 60-1 through 60-60, 60-250, and 60-741. The affirmative action clause and regulations contained in the preceding sentence shall be incorporated by reference in this Agreement.

15. Compliance with Licenses. If you are a business or organization, you agree that upon request from Enigma Software Group Inc. or Enigma Software Group Inc.'s authorized representative, you will within thirty (30) days fully document and certify that use of any and all Enigma Software Group Inc. Software at the time of the request is in conformity with your valid licenses from Enigma Software Group Inc..

16. REFUND POLICY. Products purchased that are downloadable are NOT refundable; however, Enigma Software Group Inc. reserves the right to award refunds to a customer on a per case basis. Under no circumstances will a refund be awarded that exceeds the purchase price of the product. Before contacting us for a refund, please contact our customer support department to try and solve the problem that you have. You may contact us by opening up a customer support ticket on the following webpage: http://www.enigmasoftwaregroup.com/support/

In order to qualify for a refund, you must provide your correct e-mail address and/or mailing address to Enigma Software Group Inc. Enigma Software Group Inc. will not be liable for any claims of non-receipt of merchandise, and/or non-receipt of a "Refund Claim Form" that was a result of an incorrect email address and/or mailing address provided by you to Enigma Software Group Inc. The customer is responsible for providing a correct/working e-mail address.

Fraudulent Credit Card Charges or Fraudulent Claims - All requests to negate charges are investigated by our technical department and legal department. If you make a fraudulent claim of unauthorized card usage, we will report this to the credit card services. This report may result in cancellation of your card services, put negative information on your credit report, and create possible criminal charges that may be filed against you.

THERE ARE ABSOLUTELY NO CANCELLATIONS OF ONLINE ORDERS THAT HAVE BEEN PROGRAMMED FOR IMMEDIATE DOWNLOAD ACCESS. NOR WILL WE ACCEPT CLAIMS OF MISSING THE IMMEDIATE ONLINE LINKS THAT WERE PROVIDED TO YOU TO DOWNLOAD YOUR ORDER. THERE ARE NO EXCEPTIONS TO THIS CANCELLATION POLICY.

Enigma Software Group Inc. reserves the right to modify this Refund Policy at its sole discretion, or against any customer it believes is abusing this policy. Any such revision or change will be binding and effective immediately after posting of the revised Refund Policy on Enigma Software Group Inc. Web sites. You agree to periodically review our Web sites, including the current version of our Refund Policy. Our refund policy is made available on our Web sites. It is your obligation to review our refund policy for any such revisions.

If you have any questions regarding this Agreement or if you wish to request any information from Enigma Software Group Inc. please use the address and contact information included with this product to contact the Enigma Software Group Inc.